Equity Commitment and Share Purchase Option (Tables)	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Summary of Key Inputs Used in Fair Value Calculation For Financial Instruments

The following table represents the key inputs used in the fair value calculation for the financial instruments:

	As of December 31,
	2020	2019
Risk free interest rate	—	1.57% - 1.59%
Expected term (in years)	—	0.36 - 1.42
Expected volatility	—	105.0% - 135.0%
Expected dividend yield	—	0.0%
Fair value of Series A-1 Preferred Stock per share	$—	$16.35
Fair value of Series A Common Stock per share	$—	$16.35